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Mark T. Finn

Vice Chairman, Chief Operating Officer
and Chief Investment Officer
Lindner Asset Management

(image) Mark T. Finn joined Lindner Asset Management Inc. in March 1999 as Vice Chairman and Chief Operating Officer. He also served as a member of the Investment Committee and was responsible for managing the investment process for all of the funds. In April 2000, Mark Finn assumed the additional title of Chief Investment Officer and serves as Co-Manager of various Lindner Mutual Funds: the Asset Allocation Fund; the Lindner Utility Fund; the Lindner Large Cap Fund; the Lindner Small Cap Fund and the Lindner Opportunities Fund. He has supervisory responsibility over all of the Lindner portfolio management team.

Mark Finn has devoted his entire professional career to the investment industry. In 1983-1984 he taught Portfolio Management at the Colgate Darden Graduate School of Business at the University of Virginia and for nearly a decade was a member of the adjunct faculty at the college of William and Mary Graduate School of Business. In 1983, he founded Delta Financial, Inc., an investment advisor registered with the Securities & Exchange Commission. Finn served as President and Chief Investment Officer, and provided investment management to foundations, trusts, individuals and employee benefit plan sponsors. In December 1999 Mr. Finn closed Delta to focus on Lindner Mutual Fund responsibilities.

For the 15 years prior to establishing Delta, Mr. Finn served with Virginia National Bank in positions of increasingly greater responsibility, including Chairman of the Investment Policy Committee and Trust Executive Officer. He is the former Chairman of the Investment Operations Advisory Committee for the State of Alaska, a former member of the Board of Trustees and Chairman of the Investment Advisory Committee of the Virginia Retirement System and Trustee of t Mutual Funds

In addition Mr. Finn serves as chairman of Vantage Consulting Group, Inc., which provides advice to pension funds, endowments and wealthy families.

Mr. Finn received his MBA from the College of William and Mary.

His offices are at 3500 Pacific Avenue, Virginia Beach, Virginia.

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